SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C. 20549


                           FORM 8-K

                        CURRENT REPORT


              Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934

              Date of Report: December 23, 1999

Commission file number:  000-23701


SOUTHWEST ROYALTIES, INC.            SOUTHWEST ROYALTIES
(Exact Name of Registrant as         HOLDINGS, INC.
Specified in Its Charter)            (Exact Name of Registrant as
                                     Specified in Its Charter)

Delaware                             Delaware
(State or Other Jurisdiction of        (State or Other Jurisdiction of
Incorporation or Organization)       Incorporation or Organization)

75-1917432                           75-2724264
(I.R.S. Employer Identification        (I.R.S. Employer Identification
Number)                              Number)

407 North Big Spring, Suite 300
Midland, Texas                       79701
(Address of Principal Executive                             (Zip Code)
Offices)


 Registrants' Telephone Number, Including Area Code:  (915) 686-
                              9927




                              None
 (Former name or former address, if changed since last report.)




The total number of pages contained in this report is 4.

Item 5.   Other Events


        Southwest Royalties Inc. ("Southwest"), is currently negotiating a $50 million revolving line of credit with BankOne Texas, N.A. (the "Credit Facility") which will mature June 30, 2001. As currently contemplated, the Credit Facility will be secured by substantially all of Southwest's proved oil and gas properties and will be guaranteed, on an unsecured basis, by Southwest Royalties Holdings, Inc., Southwest's parent company. The Credit Facility will contain covenants which limit loans, advances, investments, and dividends and set a minimum interest coverage ratio for Southwest. In addition, as a credit enhancement, El Paso Energy Corporation will agree to purchase BankOne Texas, N.A.'s note or a participation in the note in certain circumstances. The funds from the Credit Facility may be used for working capital and other general corporate purposes, including the repurchase of a portion of Southwest's outstanding 10.5% Senior Notes due 2004.

                           SIGNATURES
                   SOUTHWEST ROYALTIES, INC.


      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                        SOUTHWEST
                              ROYALTIES, INC.


                                                              By:
                                   /s/ Bill E. Coggin

-------------------------

Bill E. Coggin, Vice President
                                   and

Chief Financial Officer

                                                            Date:
                                   December 23, 1999


      Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.


Date: December 23, 1999            /s/ Bill E. Coggin
                              ----------------------------------
                              Bill E. Coggin, Vice President and
                              Chief Financial Officer

                           SIGNATURES
               SOUTHWEST ROYALTIES HOLDINGS, INC.


      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                        SOUTHWEST
                              ROYALTIES HOLDINGS, INC.


                                                              By:
                                   /s/ Bill E. Coggin

-------------------------

Bill E. Coggin, Vice President
                                   and

Chief Financial Officer

                                                            Date:
                                   December 23, 1999


      Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.


Date: December 23, 1999            /s/ Bill E. Coggin
                              ----------------------------------
                              Bill E. Coggin, Vice President and
                              Chief Financial Officer